Exhibit 99.2
Ensuring our Clients and Our Institution Succeed Boldly Listed as ESQ Esquire Financial Holdings, Inc. (Financial Holding Company for Esquire Bank, N.A.) 1Q 2024 Investor Presentation Exhibit 99.2

Forward Looking Disclosure This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical fact and express management’s current expectations, forecasts of future events or long-term goals and, by their nature, are subject to assumptions, risks and uncertainties, many of which are beyond the control of the Company. These statements are may be identified through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements speak only as of the date they are made and are inherently subject to uncertainties and changes in circumstances, including those described under the heading “Risk Factors” in the Company’s 10-K and 10-Q, filed with the Securities and Exchange Commission (“SEC”). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Actual results could differ materially from those indicated. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. The forward-looking statements speak as of the date of this presentation. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof. This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures by other companies. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 2

 Decades of expertise in the national litigation market  Asset sensitive model anchored by law firm loans yielding approx. 10%  Branchless and tech enabled core deposit platform funded at 0.96%  Driving loan and deposit growth with a 5 Year CAGR in excess of 20% since 2019  Expertise in sales, risk, and compliance management for 25+ years  Independent Sales Organization (“ISO”) model with approximately 85,000 merchants nationally  Fee income represents 22% of total revenue  Strong growth and stable fee income with a 5 Year CAGR of 22% since 2019  ROA and ROTCE of 2.59% and 20.14%, respectively  Industry leading NIM of 6.06%  Diversified revenue stream with strong NIM and stable fee income  Strong efficiency ratio of 49.8% while investing in resources (people, IT, and marketing) for future growth  A digital-first disruptor bank with best-in-class technology fueling future growth and industry leading client retention rates  Account-based digital marketing (“ABM”) from our CRM to power prospective client engagements nationally  Leveraged artificial intelligence (“AI”), advanced data analytics, and personalization features to deliver real-time thought leadership content Nationwide Branchless Tech Enabled Litigation & Payment Processing Verticals Generating Industry Leading Returns Litigation Vertical Commercial Banking Nationally Industry Leading Returns Fueled by Branchless and Tech Enabled National Verticals Payment Processing Vertical (Merchant Services) Small Business Banking Nationally Technology – the Future A Catalyst for Strong Growth 3 How Our Clients Succeed Boldly

Strong Growth Driven by Unique National Verticals How Esquire Succeeds Boldly Key Highlights  Strong growth in higher yielding variable rate commercial loans nationally  Stable low-cost branchless and tech enabled deposit model  Equity to Assets of 12.52% (Adjusted(1) 12.16%)  Common Equity Tier 1 of 14.41% (Adjusted(1) 12.88%) 4 at March 31, 2024 (1) See non-GAAP reconciliation provided in the appendix.

 Stable low-cost branchless funding model with a strong commercial deposit franchise nationally  DDA and escrow-based NOW accounts represent 33% and 50% of total deposits at March 31, 2024, respectively  Higher yielding variable rate commercial loans anchored by our national litigation portfolio  Asset sensitive balance sheet with approximately 90% of our variable rate commercial loans having one-year interest rate floors at their origination or renewal dates How Esquire Succeeds Boldly 5 Industry Leading Net Interest Margin

Strong Revenue Growth ($ in thousands) at March 31, 2024 How Esquire Succeeds Boldly 6 Key Highlights  Strong asset sensitive net interest margin  Stable payment processing fee income  Growing ASP fee income derived from off-balance sheet funds management

Financial Highlights How Esquire Succeeds Boldly Key Highlights  Industry leading returns  Named to the Piper Sandler 2023 Bank & Thrift Small Market-All Stars  Raymond James’ Top Performing Community Bank (2018- 2022)  Book value per share and equity to assets are $24.97 and 12.52% at March 31, 2024, respectively 7 at March 31, 2024 (1) The adjusted results exclude a nonrecurring pretax $4.0 million net gain on equity investments. See non-GAAP reconciliation provided in the appendix.

Loan Portfolio Diversification with Focused Growth  Focused growth in higher yielding variable rate commercial loans with strong credit metrics on a national basis  Selective multifamily loan growth with strong historical performance, DSCRs, and LTVs in the NY metro market How Esquire Succeeds Boldly 8 at March 31, 2024

 Substantially all of our $754 million in commercial loans are variable rate and tied to prime comprising approximately 60% of our loan portfolio  Approximately 90% of our commercial loan portfolio was originated (or renewed annually) with interest rate floors in place  Asset sensitive – estimated sensitivity of projected annualized net interest income (“NII”) down 100 and 200 basis point rate scenarios decreases projected NII by 4.6% and 9.2%, respectively at December 31, 2023 Loan Portfolio Diversification with Focused Growth How Esquire Succeeds Boldly 9

Commercial Litigation (Law Firm) Loans  Full annual underwriting including, but not limited to:  3 years financials and tax returns (business and personal)  Full contingent case inventory valuation process & collateral assignment or UCC-1  Personal guarantees for the majority of loans, including personal background checks  Diversity across law firm inventories and collateral  Average loan-to-collateral fee value or LTV of less than 13%  Strong average DSCR (on average > 3.0x)  Average draws against committed and uncommitted line-of-credit (“LOC”) and case disbursement loans of approximately 50%  Weighted average interest rate of approximately 10%  Funded with low-cost contingent law firm litigation deposits  Litigation deposits to litigation loan facilities drawn is approximately 171% How Esquire Succeeds Boldly 10

Esquire’s Bold Opportunities New York Metro Area Real Estate A Reliable Asset Class & Liquidity Source  Selective in our property and borrower selection process  Strong generational owners/operators with high quality net worth  Minimal historical losses  No office nor construction loan exposure  Average current debt-service coverage (“DSCR”) exceeding 1.6x  Average original loan-to-value (“LTV”) of approximately 55%  Rent regulated, free market, and mixed (both rent regulated and free market) represent approximately one-third each of the $348 million multifamily loan portfolio  CRE exposure is less than 225% of Esquire Bank’s regulatory Tier 1 capital plus the allowance for credit losses (“ACL”)  Pledged Multifamily and Residential loan portfolio provides liquidity totaling $155.2 million through the Federal Home Loan Bank of NY (“FHLB”) program as of March 31, 2024 11

Multifamily & CRE Maturities at March 31, 2024  Multifamily loans totaling $75.7 million mature over the next two years with only $1.4 million, or 2%, having an LTV in excess of 70%  Other CRE loans totaling $7.8 million mature over the next two years with no loans in excess of 70% LTV How Esquire Succeeds Boldly 12

Solid Credit Metrics, Asset Quality and ACL Coverage How Esquire Succeeds Boldly at March 31, 2024 Note – All asset quality metrics are based on our loans held for investment portfolio (1) NFL consumer loan portfolio - $9.0 million charge-off. 13

Deposit Composition and Growth  Our tech enabled deposit platform utilizes our corporate cash management suite of services, creating a highly efficient branchless platform  Our overall liquidity position (cash, borrowing capacity, and available reciprocal client sweep balances) totaled $823 million, or 57% of total deposits, creating a highly liquid and unlevered balance sheet How Esquire Succeeds Boldly 14

*Note: Excludes sweeps totaling $467 million Deposit Composition Details  DDA and NOW (escrow funds) deposits total 83% of total deposits, representing stable funding sources in various interest rate scenarios  Litigation and payment processing deposits represent 76% and 11% of total deposits at March 31, 2024, respectively  Uninsured deposits (excluding $10.6 million of affiliate deposits) totaled $369 million, or 26%, of total deposits with approximately 80% representing clients with full relationship banking including, but not limited to, law firm operating accounts, certain balances of escrow accounts, merchant reserves, ISO reserves, ACH processing, and custodial accounts  Off-balance sheet sweep funds totaled $467 million at March 31, 2024, with $291 million, or 62%, available for additional on-balance sheet liquidity How Esquire Succeeds Boldly 15

 Currently servicing approximately 85,000 merchants across 50 states in our payment processing (merchant acquiring) vertical  Fee income, primarily payment processing fees, represents 22% of total revenue for the year ended March 31, 2024 How Esquire Succeeds Boldly Strong Growth in Stable Noninterest Income at March 31, 2024 16

How Esquire Succeeds Boldly Key Highlights  Strong and stable DDA reserves  Protecting capital from merchant chargebacks and returns 17 Protecting Our Company with Strong Payment Processing Reserves at March 31, 2024

Significant national markets primed for disruption: $443 billion & 100,000+ firms in the litigation vertical and $10.3 trillion and 10+ million merchants in the payment processing vertical Key Takeaways Why Esquire is Set to Succeed Boldly Tremendous untapped potential: Esquire’s current market share is a fraction of both national verticals that are primed for disruption by our client-centric & tech-focused institution We are thought leaders in the litigation vertical and provide C-suite access for ISO flexibility in the payment processing vertical Differentiated and positioned for growth: With industry leading tailored products and state-of-the-art technology geared towards effective client acquisition 18

Technology Driving Bold Success Client Centric Technology A Key Driver for Future Growth Website Artificial Intelligence* Marketing Sales Underwriting Onboarding Marketing Cloud AI to facilitate precision marketing and exponential customer acquisition across all verticals Website analytics, data enrichment and thought leadership content marketing Precision marketing – right offer right time Sales enablement, pipeline management and forecasting Underwriting efficiency & risk management / cash management and mobile banking / online applications Customer onboarding / core banking  Partnering with best-in-class software vendors and solutions, with custom development to service all verticals at the bank  Proprietary CRM built on Salesforce platform housing all client data touch points from prospect to boarding with a single client view, enabling high volume client acquisition strategies and excellence in client service * Deployment of AI technologies applicable only to sales and marketing processes and not used as a decisioning tool for loan underwriting processes. 19 Online Banking

Succeeding Boldly Listed as ESQ Contact Information: Eric S. Bader Executive Vice President & Chief Operating Officer 516-535-2002 eric.bader@esqbank.com

Appendix & Supplemental Disclosure National Markets – Litigation & Payment Processing Verticals & Non-GAAP Reconciliation

The Esquire Competitive Advantage Esquire’s Bold Opportunities U.S. Litigation Market A Significant Growth Opportunity  U.S. Tort actions are estimated to consume 1.85-2.13% of U.S. GDP* annually or $443 billion*  Esquire does not compete with non-bank finance companies  Significant barriers to entry – management expertise, brand awareness, regulatory/compliance, and decades of experience 15+ Year Industry Track Record Extensive Litigation Experience In-House Deep Relationships with Respected Firms Nationally Daily Resources and Research Cash Flow Lending Coupled with Borrowing Base or Asset Based Approach Tailoring unique products other banks do not offer Typically advancing more than traditional banks, on traditional banking terms 22 Key Highlights  $443 billion* Total Addressable Market (“TAM”) in litigation vertical  Esquire is a tailored, differentiated brand and thought leader in the litigation market *US Chamber of Commerce Institute for Legal Reform – “Tort Costs in America – An Empirical Analysis of Costs and Compensation of U.S. Tort System”. Published in November 2022.

23 Digitally Transforming The Business of Law Aligning Law Firm Case Inventory Lifecycle to Customer Retention Client Incident Receive Intake Case Management Settlement/ Verdict Disbursement $ 1-3 Years (+) Products  Case Cost Loans  Working Capital Loans  Firm and Partner Acquisition Loans  Term Loans to Finance Case Acquisition & Growth  Escrow Banking and QSF Settlement Services  Plaintiff Banking including Exclusive Prepaid Card Offering Technology  Esquire Insight – Case Management Technology  Commercial Cash Management  Case Cost Management  Online Applications  Thought Leadership - Digital Platform and Content 23

Payment Processing – Current ISO Model How Esquire Succeeds Boldly What is an ISO? ISO Responsibilities They Do  Merchant Vertical and Technology Focus  Sales Agent Model  Performs Initial Underwriting  Boards Merchant to Payment Processing Platform  Installation of Merchant Equipment  Manage Call Center for Merchant Clients  Merchant Risk and PCI Compliance Bank Responsibilities We Do  Robust Policies  Tech Enabled Card Brand and Regulatory Compliance  Support Multiple Processing Systems  Assess ISO Verticals  Re-underwrite Merchant Applications  Utilize Industry Leading Risk Management Technology  Daily and Month End Risk and Compliance Management  Commercial Treasury Function for Merchant Clearing and ISO Cash Management  Maintaining and Monitor ISO and Merchant Reserves (DDA) 24

Esquire's *Bold Opportunities*

Payment Volume Trends – A Significant Growth Opportunity

at December 31, 2022 ($ in billions)

The payments industry CAGR was 12% from 2019 to 2022 to an estimated total payment volume of **$10.3 trillion**



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,347
$420
$367
$828
$910
$791
$2,089
$1,942
2019
$7,563
$562
$393
$693
$837
$908
$1,939
$2,231
2020
$172
$9,203
$504
$897
$1,024
$1,397
$2,403
$2,805
2021
$200
$10,274
$515
$1,048
$1,357
$1,324
$2,840
$2,990
2022
Visa
Visa Credit
Mastercard Debit
Mastercard Credit
American Express
Discover
Paypal

VISA AMERICAN EXPRESS DISCOVER PayPal

Sources: Company Financial Records, Note: PayPal figures represent PayPal's estimated U.S. percent share of "Total Payment Volume" (TPV). PayPal volume includes volume from a bank account, a PayPal account balance, a PayPal Credit account, a credit or debit card or other stored value products such as coupons and gift cards. As such, some of this volume may be included in other networks as well. PayPal's classification in the payments industry ecosystem is varied/debated as it performs functions attributed to a payment network, an issuer, acquirer, etc., and its financial reporting does not directly align with other payment network reporting structures and methods. Discover volume includes Discover Network and Pulse Network transactions.

25

Appendix (all dollars in thousands except per share data) 26 Non-GAAP Financial Measure Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures by other companies. Adjusted net income, which is used to compute adjusted return on average assets, adjusted return on average equity and adjusted earnings per share, excludes the impact of the net recognized gain, net of tax, on the Company’s equity investments. Year Ended December 31, 2023 Net income – GAAP $ 41,011 Less: net gain on equity investments (4,013) Add: income tax impact 1,083 Adjusted net income $ 38,081 Return on average assets – GAAP 2.89 % Adjusted return on average assets 2.68 % Return on average equity – GAAP 23.20 % Adjusted return on average equity 21.54 % Basic earnings per share – GAAP $ 5.31 Adjusted basic earnings per share $ 4.94 Diluted earnings per share – GAAP $ 4.91 Adjusted diluted earnings per share $ 4.56

Appendix (all dollars in thousands) 27 Non-GAAP Financial Measure Reconciliation (Cont’d) The following table presents the adjusted tangible common equity to tangible assets calculation (non-GAAP): March 31, 2024 Total assets - GAAP $ 1,654,281 Less: intangible assets — Tangible assets ("TA") - non-GAAP 1,654,281 Total stockholders' equity - GAAP $ 207,078 Less: intangible assets — Less: preferred stock — Tangible common equity ("TCE") - non-GAAP 207,078 Add: unrecognized losses on securities held-to-maturity, net of tax (5,999) Adjusted TCE - non-GAAP $ 201,079 Stockholders' equity to assets - GAAP 12.52 % TCE to TA - non-GAAP 12.52 % Adjusted TCE to TA - non-GAAP 12.16%

Appendix (all dollars in thousands) 28 Non-GAAP Financial Measure Reconciliation (Cont’d) The following table presents the common equity tier 1 capital ratio and the adjusted common equity tier 1 capital ratio: (1) Regulatory capital ratios presented on bank-only basis. The Bank has no recorded intangible assets on the Statement of Financial Condition, and accordingly, tangible common equity is equal to common equity. March 31, 2024 Common equity tier 1 ("CET1") capital - Bank $ 191,944 Add: unrealized losses on securities available-for-sale , net of tax (14,369) Add: unrecognized losses on securities held-to-maturity, net of tax (5,999) Adjusted CET1 capital - Bank $ 171,576 Total risk-weighted assets - Bank $ 1,332,002 CET1 capital ratio(1) 14.41 % Adjusted CET1 capital ratio(1) 12.88%